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                                                                   EXHIBIT 10.34

                           THE ADVISORY BOARD COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

1.      PURPOSE.

        (a) The Plan (the "Plan") was established effective as of the initial public offering of the common stock of the Company. The terms of the Plan shall remain in effect and apply to all Rights granted pursuant to the Plan until and unless the Plan is amended as herein provided.

        (b) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.

        (c) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (d) The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)     "BOARD" means the Board of Directors of the Company.

        (c) "CODE" means the United States Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" means a committee of the Board appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e) "COMPANY" means The Advisory Board Company, a Delaware corporation.

        (f)     "DIRECTOR" means a member of the Board.

        (g) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in the Offering Memorandum for eligibility to participate in the Offering.

        (h) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or a designated Affiliate of the Company. Neither service as a Director nor payment of a director's fee shall be sufficient to constitute "employment" by the Company or the Affiliate for purposes of this Plan.

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        (i)     "EMPLOYEE STOCK PURCHASE PLAN" means a plan that grants rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

        (j) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

        (k) "FAIR MARKET VALUE" means the value of a security, as determined in good faith by the Board. If the security is listed on the New York Stock Exchange or any other established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then, except as otherwise provided in the Offering, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or, in the event that the security is traded on more than one such exchange or market, the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day occurring on or on the closest subsequent day to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable, and on the date as determined more precisely in the Offering Memorandum.

        (l) "OFFERING" means the grant of Rights to purchase Shares under the Plan to Eligible Employees.

        (m) "OFFERING DATE" means a date selected by the Board for an Offering to commence.

        (n) "OFFERING MEMORANDUM" means a memorandum describing the terms of the then current or otherwise relevant Offering.

        (o) "PARTICIPANT" means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.

        (p)     "PLAN" means this Amended and Restated Employee Stock Purchase
Plan.

        (q) "PURCHASE DATE" means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.

        (r) "RIGHT" means an option to purchase Shares granted pursuant to the Plan.

        (s) "SECURITIES ACT" means the United States Securities Act of 1933, as amended.

        (t)     "SHARE" means a share of the common stock of the Company.

3.      ADMINISTRATION.

        (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Whether or not the Board has

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delegated administration, the Board shall have the final power to determine all questions of administration, interpretation, policy or expediency that may arise in the administration of the Plan.

        (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                (i) To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).

                (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

                (iii) To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                (iv)    To amend the Plan as provided in Section 15.

                (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

        (c) The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members. In the absence of such action, all references in this Plan to the Committee shall be deemed to refer to the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of one
(1) or more Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of Section 14 relating to adjustments upon changes in securities, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate eight hundred forty two thousand (842,000) Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Right shall again become available for the Plan.

        (b) The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.

5.      GRANT OF RIGHTS; OFFERING.

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        (a)     The Committee may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on one or more Offering Dates selected by the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, which shall be designed to comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering Memorandum or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

        (b) If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.

6.      ELIGIBILITY.

        (a) Rights may be granted only to Employees of the Company or, as the Committee may designate as provided in subsection 3(b), to Employees of an Affiliate designated by the Board. Except as provided in subsection 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require, if any, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.

        (b) The Committee may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

                (i) the date on which such Right is granted shall be the "Offering Date" of such Right for all purposes, including determination of the exercise price of such Right;

                (ii) the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and

                (iii) the Committee may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.

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        (c)     No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subsection 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.

        (d) An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other Rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee's rights to purchase Shares of the Company or any Affiliate to accrue at a rate which exceeds the lesser of (i) twenty five thousand dollars ($25,000) of the fair market value of such Shares (determined at the time such Rights are granted) for each calendar year in which such Rights are outstanding at any time, and (ii) such lower limit as the Committee may establish on a non-discriminatory basis.

        (e) The Committee may provide in an Offering that Employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.      RIGHTS; PURCHASE PRICE.

        (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:

                (i) with a percentage designated by the Committee not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or

                (ii) with a maximum dollar amount designated by the Committee that, as the Committee determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee's Earnings (as defined by the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.

        (b) The Committee shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan may be exercised and purchases of Shares carried out in accordance with such Offering.

        (c) In connection with each Offering made under the Plan, the Committee may specify a maximum amount of Shares that may be purchased by any Participant as well as a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such

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Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Committee may specify a maximum aggregate amount of Shares which may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of Shares upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount or the amount of Shares then available for purchase under the Plan, the Committee shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (d) The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:

                (i) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Offering Date; or

                (ii) an amount equal to eighty-five percent (85%) of the fair market value of the Shares on the Purchase Date.

8.      PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a) An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering Memorandum, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Committee of such Employee's Earnings during the Offering (as defined in each Offering), up to the limit set forth in
Section 6(d). The payroll deductions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and either may be deposited with the general funds of the Company or may be deposited in a separate account in the name of, and for the benefit of, such Participant with a financial institution designated by the Company, as determined by the Company. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions. To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering. At no time shall a Participant be entitled to interest or accruals of interest on amounts credited to his or her account.

        (b) At any time during an Offering, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Committee in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the Participant) under the Offering, without interest, and such Participant's interest in that Offering shall be automatically terminated. Except to the extent specified by the Committee, a Participant's withdrawal from an Offering will have no effect upon such Participant's eligibility to participate in any other Offerings under

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the Plan but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee's employment with the Company and its designated Affiliates for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated Employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire Shares for the terminated Employee) under the Offering, without interest. If the accumulated payroll deductions have been deposited with the Company's general funds, then the distribution shall be made from the general funds of the Company, without interest. If the accumulated payroll deductions have been deposited in a separate account with a financial institution as provided in subsection 8(a), then the distribution shall be made from the separate account, without interest.

        (d) Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 16 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.

9.      EXERCISE.

        (a) On each Purchase Date specified therefor in the relevant Offering, each Participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering and permitted by law.

        (b) Unless otherwise specifically provided in the Offering, the amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of Shares that is equal to the amount required to purchase one or more whole Shares on the final Purchase Date of the Offering shall be distributed in full to the Participant at the end of the Offering, without interest.

        (c) The amount, if any, of accumulated payroll deductions remaining in any Participant's account after the purchase of Shares that is less than the amount required to purchase one whole Share on the final Purchase Date of the Offering shall be carried forward, without interest, into the next Offering.

        (d) No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no Rights granted under the Plan or any Offering shall be

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exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve
(12) months and the Purchase Date shall in no event be more than twenty-seven
(27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire Shares) shall be distributed to the Participants, without interest.

10.     RESTRICTIONS ON SHARES.

        The Board or the Committee may in its discretion impose such transfer or other restrictions upon Shares purchased under the Plan as it shall determine in its sole discretion to be advisable.

11.     COVENANTS OF THE COMPANY.

        The Company shall use its reasonable efforts to seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Rights unless and until such authority is obtained.

12.     USE OF PROCEEDS FROM SHARES.

        Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.

13.     RIGHTS AS A STOCKHOLDER AND EMPLOYEE.

        (a) A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the Participant's Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.

        (b) Neither the Plan nor the grant of any Right thereunder shall confer any right on any Employee to remain in the employ of the Company or any Affiliate or restrict the right of the Company or any Affiliate to terminate such Employee's employment.

        (c) The Committee may impose such additional restrictions on Shares purchased in an Offering as it shall determine in its sole discretion, provided that any such restriction is disclosed in the Offering Memorandum for such Offering.

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14.     ADJUSTMENTS UPON CHANGES IN SECURITIES.

        (a) Subject to any required action by the stockholders of the Company, the number of Shares covered by each Right under the Plan that has not yet been exercised and the number of Shares that have been authorized for issuance under the Plan but have not yet been placed under a Right (collectively, the "Reserves"), as well as the price per Share covered by each Right under the Plan that has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split or the payment of stock dividend (but only on the Common Stock) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to a Right.

        (b) In the event of the proposed dissolution or liquidation of the Company, any and all Offerings shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that the Rights under the Plan shall terminate as of a date fixed by the Committee and give each Participant the right to exercise his or her Right. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation or a parent or subsidiary of such successor corporation when the Company is not the surviving corporation, or a reverse merger in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any and all Offerings shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, and in lieu of assumption or substitution of the Rights, provide that each Participant shall have the right to exercise his or her Right. If the Committee makes a Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant that the Right shall be fully exercisable for a period of twenty (20) days from the date of such notice (or such other period of time as the Committee shall determine), and the Right shall terminate upon the expiration of such period.

        (c) The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share covered by each outstanding Right, in the event that the Company effects one or more reorganizations, recapitalizations, rights offering, or other increases or reductions of outstanding Shares, and in the event of the Company being consolidated with or merged into any other corporation.

15.     AMENDMENT OF THE PLAN.

        (a) The Board or the Committee at any time, and from time to time, may amend the Plan. However, any amendment shall be subject to approval by the stockholders of the Company

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if stockholder approval is necessary for the Plan to satisfy the requirements of
Section 423 of the Code or any stock market or securities exchange listing requirements. As of the date of this Plan, under the Code, stockholder approval within twelve (12) months before or after the adoption of the amendment is required where the amendment will:

                (i) Increase the amount of Shares reserved for Rights under the Plan; or

                (ii) Modify the provisions as to eligibility for participation in the Plan to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

        (b) It is expressly contemplated that the Committee or the Board may amend the Plan in any respect the Committee or the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Rights granted under it into compliance therewith.

        (c) Rights and obligations under any Rights granted before amendment of the Plan may be subject to or affected by any amendment of the Plan without the consent of the person to whom such Rights were granted, except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.     DESIGNATION OF BENEFICIARY.

        (a) A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

        (b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

17.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Committee or the Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan's reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

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        (b)     Rights and obligations under any Rights granted before amendment of the Plan may be subject to or affected by any suspension or termination of the Plan without the consent of the person to whom such Rights were granted, except as necessary to ensure that the Plan and/or Rights granted under the Plan comply with the requirements of Section 423 of the Code.

18.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon the initial public offering of the common stock of the Company.

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